AMENDED AND RESTATED SERVICE AGREEMENT


     THIS AMENDED AND RESTATED SERVICE AGREEMENT dated as of ______________, 199__, by and between COASTAL PHYSICIANS SERVICES OF THE SOUTHEAST, INC., a North Carolina corporation ("Management Company"), and HALIFAX EMERGENCY PHYSICIAN ASSOCIATES, P.C., a Virginia professional corporation ("Professional Corporation").

                                    RECITALS:

     WHEREAS, Professional Corporation and Management Company have entered into a Service Agreement, as amended from time to time, pursuant to which Management Company is performing certain management functions to permit Professional
Corporation to be exclusively responsible for the professional and medical aspects of providing medical services to patients (the "Service Agreement"); and

     WHEREAS, Professional Corporation and Management Company acknowledge and desire that this Agreement shall amend, restate and replace the Service Agreement and shall constitute the exclusive contractual arrangement between the parties regarding the matters hereinafter set forth; and

     WHEREAS, Professional Corporation and Management Company mutually desire to continue their contractual relationship under and subject to the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties agree as follows:

                                    ARTICLE I
                           RELATIONSHIP OF THE PARTIES
                           ---------------------------

     1.1 Independent Relationship. Professional Corporation and Management Company shall in all respects hereunder carry out their respective duties and obligations and perform as independent contractors. The provisions of this Agreement shall not create a partnership, joint venture, agency or employment relationship between the parties. Management Company shall have no authority to direct or control any medical, professional, or ethical aspects of the practice of medicine by Professional Corporation or any physicians associated or affiliated with Professional Corporation.

     1.2 Patient Referrals. The parties agree that the benefits to Professional Corporation hereunder do not require, are not payment for, and are not in any way contingent upon the admission, referral or any other arrangement for the provision of any item or service offered by Management Company to any patient.

     1.3 Term of Agreement. This Agreement shall commence on the date executed (the "Effective Date"), shall continue for a period of ten (10) years following the Effective Date, and shall automatically renew indefinitely for successive one (1) year terms thereafter unless terminated in accordance with the provisions set forth below.

                                   ARTICLE II
                  SERVICES TO BE PROVIDED BY MANAGEMENT COMPANY
                  ---------------------------------------------

     2.1 Performance of Management Functions. Management Company shall provide or arrange for the services set forth in this Article and shall be compensated for such services as set forth in this Agreement. Management Company is hereby expressly authorized to perform its services hereunder in whatever manner it deems reasonably appropriate to meet the business needs of Professional Corporation, including, without limitation, performance of some or all of the functions and duties hereunder at locations other than the principal place of business or office of Professional Corporation. Professional Corporation shall assist Management Company in efficiently managing the day-to-day operations of the Professional Corporation in a businesslike manner.

     2.2 Audits and Statements. Management Company shall prepare annual financial statements for the operations of the Professional Corporation and, if appropriate, shall cause the financial statements to be audited by a certified public accountant of good standing selected by Management Company. If Professional Corporation desires an audit of the financial statements provided by Management Company hereunder, Professional Corporation may obtain such an audit at its own expense. Management Company shall prepare monthly unaudited financial statements containing a balance sheet and statements of income and cash flow from Professional Corporation's operations, which shall be prepared and made available to Professional Corporation within thirty (30) days after the close of each calendar month.

     2.3 Management Services and Administration.

          2.3.1 Professional Corporation hereby appoints Management Company as its sole and exclusive manager and administrator of all day-to-day business functions. Professional Corporation agrees that the purpose and intent of this Amended and Restated Service Agreement is to relieve the Professional Corporation to the maximum extent possible of the administrative, accounting, personnel and business aspects of the practice of medicine, with Management Company assuming responsibility and being given all necessary authority to perform these functions. Management Company agrees that Professional Corporation will be responsible for all medical functions relating to clinical services provided. Management Company will have no authority, directly or indirectly, to perform, and will not perform, any medical function.

          2.3.2 Upon Professional Corporation's request, Management Company shall, on behalf of Professional Corporation, bill patients and collect the professional fees for medical services rendered by Professional Corporation or its physicians. Such billing and collection shall be governed by the following provisions:

          (a) If Management Company is to do the billing and collection of professional fees, Management Company may contract with separate billing or collection companies for the performance of this function, including companies that may be related to or affiliated with Management Company. Professional Corporation hereby appoints Management Company, or its designee, for the term hereof to be its true and lawful attorney-in-fact, for the following purposes: (i) to bill patients in Professional Corporation's name and on its behalf for all professional and other services rendered by Professional Corporation or any of its employees or physicians; (ii) to collect accounts receivable resulting from such billing in Professional Corporation's name and on its behalf; (iii) to receive payments from patients, hospitals, insurance companies, health care plans, Medicare, Medicaid and all other third party payors; (iv) to take possession of and endorse in the name of Professional Corporation (and/or in the name of physician, such payment intended as payment of a physician's bill) any notes, checks, money orders, insurance payments and other instruments received in payment of accounts receivable; (v) to initiate the institution of legal proceedings in the name of Professional Corporation, with its approval, to collect any accounts and monies owed to the Professional Corporation; and (vi) to enforce the rights of Professional Corporation as creditors under any contract or in connection with the rendering of any service, and to contest adjustments and denials by governmental agencies (or its fiscal intermediaries) as third-party payors.

          (b) If Professional Corporation arranges for the billing and collection of professional fees, it shall require the billing company selected by it to perform all functions set forth in (i) through (vi) of paragraph (a) above, and to remit the full amounts of such collections, minus billing company's fees, to Management Company so that Management Company can perform the other services set forth herein.

          (c) All costs of billing and collection shall be an expense of Professional Corporation.

          2.3.3 Management Company shall design, supervise and maintain custody of all business-related and financial files and records relating to the operation of the Professional Corporation, including, but not limited to, accounting, billing, patient records, and collection records. Patient medical records and charts, to the extent such are not under the control of a hospital or similar institutional health care provider, or which are legally the responsibility of the Professional Corporation under state law or regulations, shall at all times be and remain the property of Professional Corporation, the hospital or the patient, as required under applicable state law, and shall be maintained so that such records are readily accessible for patient care. The management of all files and records shall comply with applicable state and federal statutes. Management Company shall preserve the confidentiality of patient medical records and use information contained in such records only for the limited purpose necessary to perform the services set forth herein; provided, however, in no event shall a breach of said confidentiality be deemed a default under this Agreement.

          2.3.4 Management Company shall provide the data necessary for Professional Corporation to prepare its annual income tax returns and financial statements, and shall arrange for the preparation of same. Management Company shall make timely payment on behalf of Professional
     Corporation of any federal, state or local income, franchise, social security, unemployment or withholding taxes owed by the Professional Corporation.

          2.3.5 Management Company shall negotiate and administer all managed care contracts on behalf of Professional Corporation.

          2.3.6 Management Company shall, upon Professional Corporation's request, arrange for legal and accounting services related to Professional Corporation's operations traditionally used or required in the ordinary course of business, including services required to enforce any physician contract or other contract containing restrictive covenants. Professional Corporation shall be solely responsible for the payments for such services.

          2.3.7 Management Company shall provide advice and assistance to Professional Corporation in connection with Professional Corporation's procurement, management and administration of professional liability insurance for Professional Corporation. Such services shall include, without limitation, assisting with and arranging for the collection of premiums for such insurance, assisting Professional Corporation with, and monitoring the performance of, and making recommendations concerning, its actuarial consultants, claims management functions, specialized legal services and other insurance management services as deemed appropriate in connection with such professional liability insurance programs; provided, however, Management Company shall not be responsible for any claims, losses or judgments against Professional Corporation or its physicians, agents or employees, whether or not covered by insurance.

          2.3.8 In the event Professional Corporation shall employ any personnel, Management Company shall assist Professional Corporation with its personnel administration and shall provide consulting services to Professional Corporation in connection with personnel selection and all other aspects of personnel administration, as requested. Management Company shall provide for the administration of fringe benefit programs, if any, which Professional Corporation may, from time to time, determine to provide to its employees to the extent such programs may exist or may be applicable to any employees of Professional Corporation. Such benefit programs may include life insurance, health insurance, education leave, professional dues, vacation allowances, disability insurance, pension or profit sharing plans, and other fringe benefits. It is understood that consulting services in the area of personnel shall apply only to employees of Professional Corporation.

          2.3.9 Management Company shall provide consulting services and assist with the financial administration and data processing functions of Professional Corporation. The following financial accounting and data processing services shall be provided:

          (a) Billing, collecting and auditing of fees and accounts as set forth in Section 2.3.2 herein;

          (b) Data processing services in connection with financial planning, management and administration;

          (c) Preparing and, where required, filing of all financial and statistical reports, reports required by governmental authorities and tax returns; and

          (d)  Monitoring,   and  making   recommendations   concerning  outside
     accounting and legal services which may be required by and provided to Professional Corporation.

          2.3.10 Management Company shall monitor and consult with and advise Professional Corporation on its communications systems, including telephonic, courier or delivery services, and all other aspects of comprehensive communications systems between and among the Professional Corporation, its clients and other third parties;

          2.3.11 Management Company shall provide advice and assistance to Professional Corporation and related entities with respect to recruiting independent contractor physicians and related medical or other personnel (hereinafter referred to as "Support Personnel"). Such services shall include, without limitation, performance of the following services on behalf of Professional Corporation:

          (a) Preparing and sending mass mailing recruitment literature and materials;

          (b) Accepting and reviewing applications of prospective independent contractor physicians and Support Personnel;

          (c)  Reviewing  and  verifying   references  and  D.E.A.   numbers  of
     prospective physicians and/or Support Personnel;

          (d) Reviewing, verifying and assisting, as appropriate, Professional Corporation in obtaining licenses or certificates and generally complying with all licensing statutes and requirements with respect to prospective physicians and/or Support Personnel;

          (e) Preparing and reviewing all necessary tax forms and related information applicable to prospective physicians and/or Support Personnel;

          (f) Interviewing prospective physicians and/or Support Personnel;

          (g) Assisting in scheduling meetings between hospitals and/or medical facilities and prospective physicians and/or Support Personnel as may be necessary or required by such hospitals and/or medical facilities;

          (h) Negotiating and preparing documents as may be necessary to establish appropriate contractual relationships between (i) physicians and/or Support Personnel and/or (ii) Professional Corporation and/or any entities related thereto; and

          (i) Performing any and all other services relating to and arising out of the recruitment of physicians and/or Support Personnel.

          2.3.12 Management Company shall provide advice and assistance to Professional Corporation with respect to establishing the credentials of physicians and/or Support Personnel provided to hospitals and/or medical facilities by Professional Corporation. Such services shall include, without limitation, performance of the following services on behalf of Professional Corporation;

          (a) Preparing and submitting all necessary documents relating to or required by such hospitals and/or medical facilities with respect to establishing such credentials and for securing hospital privileges; and

          (b) Performing  any and all other services  related to and arising out
     of  establishing   the  credentials  of  such  physicians   and/or  Support
     Personnel, as may reasonably be requested by Professional Corporation.

          (c) Assisting Professional Corporation in recruiting and hiring administrative support personnel and recruiting employees of Professional Corporation.

     2.4 Director. Management Company may designate one or more of its employees who shall be the principal business contact for Professional Corporation and who shall have principal responsibility for the obligations of Management Company with respect to the management and administration of all of the day-to-day business functions of Professional Corporation.

     2.5 Compliance with Applicable Laws. Management Company shall comply with all applicable federal, state and local laws, regulations and restrictions in the conduct of its obligations under this Agreement.

                                   ARTICLE III
                     OBLIGATIONS OF PROFESSIONAL CORPORATION
                     ---------------------------------------

     3.1 Professional Services. Professional Corporation and any physician affiliated with it shall provide professional services to patients in compliance at all times with ethical standards, laws and regulations applying to the medical profession. Professional Corporation shall be responsible for ensuring that each physician contracted by or associated with it to provide medical care to patients is duly licensed and has met all other regulatory and legal requirements and qualifications to enable such physician to practice medicine in the state in which the services are rendered. In the event that any disciplinary actions or medical malpractice actions are initiated against Professional Corporation, it shall immediately inform the Management Company and the appropriate malpractice insurance carrier.

     3.2 Medical Practice. Only Professional Corporation shall be engaged in the practice of medicine and Management Company shall not be considered to be responsible for any medical practice responsibilities or duties. Professional Corporation shall comply with all applicable local rules, ordinances and all standards of medical care applicable to it. It is expressly acknowledged by the parties that the medical practice or practices conducted by the Professional Corporation shall be conducted solely by physicians contracted or associated with Professional Corporation.

     3.3 Physicians. Professional Corporation shall be responsible for contracting with physicians to provide services to meet the contractual obligations  of  Professional  Corporation  to  hospitals  and other  healthcare organizations or providers with whom it has contracted. Professional Corporation, and not Management Company, shall have responsibility for any clinical evaluation of the professional services rendered by the physicians.
Professional Corporation shall be responsible for the payment of such Physicians' contract fees, and Management Company is expressly authorized to make such payments in the name of and on behalf of Professional Corporation.

     3.4 Professional Dues and Education Expenses. All physicians associated with Professional Corporation shall be responsible for the payment of all licensure fees, membership dues in professional organizations, and all costs associated with continuing professional education. Neither Management Company nor Professional Corporation shall be responsible for any licensure fees, any dues or membership fees for membership in professional associations (other than its own), or for the cost or expenses associated with any continuing professional education for such physicians.

     3.5 Professional Insurance Eligibility. Professional Corporation shall cooperate in the obtaining and maintaining of professional liability insurance for itself and any physicians associated with it. Neither Management Company nor Professional Corporation shall be responsible for the cost of any premiums for such coverage for any physician.

     3.6   Quality   Assurance.   Professional   Corporation   shall  have  sole
responsibility for all Quality Assurance compliance matters imposed on it by any state law or regulatory authority.

                                   ARTICLE IV
                  RESTRICTIVE COVENANTS AND LIQUIDATED DAMAGES
                  --------------------------------------------

     4.1 Restrictive Covenants by Professional Corporation. For a period of time equal to the duration of this Agreement, but in any event not less than one (1) year, following termination of this Agreement, Professional Corporation shall not establish, operate or provide or contract to provide, directly or indirectly, professional medical services at any hospital, medical office, clinic or other medical services at any hospital, medical office, clinic or other health care facility which services are substantially similar to those provided by Professional Corporation during the term of this Agreement within the States in which Professional Corporation has operated during the term hereof.

     4.2 Enforcement. Professional Corporation acknowledges and agrees that since a remedy at law for any breach or attempted breach of the provisions of this Article shall be inadequate, either party shall be entitled to specific performance and injunctive or other equitable relief in case of any such breach or attempted breach, in addition to whatever other remedies may exist by law. All parties hereto also waive any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive or other equitable relief. If any provision of this Article relating to the restrictive period, scope of activity restricted and/or the territory described therein shall be declared by a court of competent jurisdiction to exceed the maximum time period, scope of activity restricted or geographical area such court deems reasonable and enforceable under applicable law, the time period, scope of activity restricted and/or area of restriction held reasonable and enforceable by the court shall thereafter be the restrictive period, scope of activity restricted and/or the territory applicable to the restrictive covenant provisions in this Article. The invalidity or non-enforceability of this Article in any respect shall not affect the validity or enforceability of the remainder of this Article or of any other provisions of this Agreement.

     4.3 Consideration and Liquidated Damages. Professional Corporation acknowledges that the covenants set forth in this Article are supported by the covenants to be performed by Management Company herein. Therefore, in the event of any breach of the provisions of this Article by Professional Corporation, it shall pay to Management Company liquidated damages in an amount equal to five
(5) times the annual management fees paid during the previous full calendar year, or five (5) times the annualized management fees for the current calendar year, whichever is greater.

                                    ARTICLE V
                             FINANCIAL ARRANGEMENTS
                             ----------------------

     5.1 Definitions. The following terms used herein shall have the meanings specified below.

          (a) "Accounts" shall mean all rights of Professional Corporation to payment for patient services rendered in the ordinary course of business at the Hospitals by Professional Corporation or its employees or contractors, and for goods sold in connection with such patient services, including, but not limited to, (i) Medicare patient receivables, (ii) Champus/Champva patient receivables, (iii) Medicaid or other governmental patient receivables, (iv) Blue Cross/Blue Shield patient receivables, (v) non-contract patient receivables due from commercial insurance companies,
     (vi) contract patient receivables due from health maintenance organizations, employers prepaid plans, exclusive provider organizations, preferred provider organizations and other managed care programs, and (vii) private patient receivables representing balances due from patients for deductibles, coinsurance or co-payments.

          (b) "Government  Accounts"  shall mean any Account which  constitutes:
     (i) a Medicare patient receivable; (ii) a Champus/Champva patient receivable, (iii) a Medicaid patient receivable, or (iv) any other governmental patient receivable, except that with respect to subclauses
     (i), (ii) and (iii) above, deductibles and co-payments owed by program beneficiaries shall not be deemed to be a "government account."

          (c) "Hospital Accounts" shall mean any Accounts payable to Professional Corporation by a Hospital or other healthcare facility whose agreement with Professional Corporation is within the scope of this Agreement and shall include, without limitation, any payments denominated as a subsidy or availability fee.

     5.2 Assignment of Revenues. Management Company shall be compensated for its services to be provided pursuant to the terms of this Agreement as follows:

          (a) In consideration of the services to be provided hereunder, and the assumption of the specific liabilities of Professional Corporation as set forth below, Professional Corporation does hereby transfer, assign, sell and convey to Management Company on the date hereof, and on each day thereafter during the term of this Agreement, all of its existing Accounts (other than Government Accounts) and any other accounts receivable, and any and all proceeds thereof, and all other rights to payments from any source and any and all other revenues (hereinafter collectively "Revenues") to be paid and delivered to Management Company as and when such Revenues are collected in accordance with the procedures set forth herein and further hereby constitutes and appoints Management Company as its agent and attorney in fact for the purpose of collecting and receiving any and all Revenues payable to Professional Corporation from any source whatsoever, including, but not limited to, all payments from managed care organizations, health maintenance organizations, or other capitation based revenues, fees from patients, hospitals, worker's compensation, or any other fees payable to or collectible by Professional Corporation as a result of professional medical services rendered by physicians under contract with Professional Corporation, and all other fees and revenues payable to Professional Corporation.

          (b) Power of Attorney. Except as otherwise provided by law with respect to Government Accounts, Professional Corporation does hereby irrevocably make, constitute and appoint Management Company and any of its officers or designees its true and lawful attorney-in-fact, with full power and authority to do any and all acts necessary or proper to carry out the intent to this Agreement, including, without limitation, the right, power and authority (i) to enforce all rights of Professional Corporation under and pursuant to any agreements constituting, giving rise to or with respect to the Accounts, all for the sole benefit of Management Company; (ii) to enter into and perform such arrangements as may be reasonably necessary in order to carry out the terms, covenants and conditions of this Agreement that are required to be observed or performed by

     Professional Corporation; (iii) to endorse the name of Professional Corporation on any and all instruments, notes, drafts, checks or other negotiable instruments or commercial paper which may be payable to or to the order of Professional Corporation or endorsed over to Professional Corporation and to endorse the same to be made payable to the order of Management Company in furtherance of the assignment provided herein; and
     (iv) to execute such other and further documents as may be reasonably necessary or desirable as determined by Management Company in order to effectuate the assignment of the Accounts and the Revenues, and Professional Corporation hereby ratifies and confirms all actions taken by Management Company as such attorney-in-fact or its substitutes by virtue of this power of attorney, which power is coupled with an interest and is irrevocable until the termination of this Agreement and the payment in full of all amounts provided hereunder.

          (c) Collection of Accounts. Professional Corporation hereby covenants and agrees to cooperate fully with Management Company to instruct all Account Debtors to remit all payments in respect of Accounts (other than Government Accounts) directly to the appropriate addresses designated by Management Company. Any such payments will be endorsed by Management Company pursuant to the power of attorney granted in subsection (b) above and deposited into Management Company's account. Professional Corporation agrees to deliver to Management Company all payments on such Accounts that Professional Corporation may receive directly, duly endorsed in favor of Management Company, not later than the business day immediately following the receipt thereof.

          (d) Government Accounts. All checks, cash and other instruments representing payments or proceeds of Government Accounts shall be mailed to the Professional Corporation at an address specified by Management Company. Professional Corporation hereby covenants and agrees, from and after the date hereof, to either (i) deliver to the Management Company all such checks, cash and other instruments representing payments or proceeds of Government Accounts, or (ii) place such proceeds into a depository account and, immediately upon collection of funds in respect of such checks, cash and other instruments, to cause such funds to be transferred to the Management Company or deposited in a bank account specified by Management Company not later than the Business Day immediately following the date of receipt of such funds. Professional Corporation hereby authorizes Management Company, and shall instruct the applicable banks, to sweep any account used by Professional Corporation as a depository of such funds no more frequently than once every Business Day and to transfer such funds as directed by Management Company.

     5.3 Assumption and Payment of Liabilities of Professional Corporation by Management Company. In consideration of the assignment of Revenues set forth above, Management Company hereby agrees to assume and pay as and when same becomes due, in a commercially reasonable manner, all operating and non-operating expenses incurred in the operation and conduct of business by the Professional Corporation from and after the date hereof, including, without limitation, direct costs of Medical Directors employed by Professional

Corporation, contractual payments to physicians, all billing and collection costs, and all other expenses necessary to the operation of Professional Corporation; provided, however, the obligations assumed under this Agreement specifically exclude, and Management Company shall have no obligation whatsoever for the payment of, any of the following liabilities or obligations: (1) any liability or obligation arising out of or resulting from any claim, suit, action at law, judgment, settlement or liability relating to, caused by, or resulting from any act or omission of any physician or the Professional Corporation related to the delivery or performance of any professional medical services, or the defense thereof, whether or not covered by any policy of professional liability or other insurance; (2) any liability or obligation arising out of or resulting from any claim, suit, action at law, judgment, settlement or liability resulting from any act or omission by the Professional Corporation, its employees, officers, directors, representatives or agents, or any act, event, incident, occurrence, omission, state of facts or circumstances, audit, arrangement or other matter occurring or in existence prior to the date hereof, even if such liability does not accrue or is not known by the parties until after the date hereof; (3) any indemnification obligation of Professional Corporation to Management Company under Article VIII; or (4) any liability incurred prior to the date hereof for the payment of any local, state or federal income or other tax or fees, any social security, unemployment or withholding taxes, any penalties, assessments, interest, or any ad valorem or similar property taxes or any intangibles taxes, or any other liability related to the payment or non-payment of any taxes.

     5.4 Payments to Management Company. In consideration for the services to be performed by Management Company hereunder, Management Company shall be entitled to retain for its own benefit all monies, if any, which exceed the expenses to be paid on behalf of Professional Corporation under Section 5.3 above. In the event such expenses exceed the amounts collected by Management Company under
Section 5.2 above, Management Company shall be solely responsible for any such deficiency.

     5.5 Termination of Agreement. In the event that this Agreement is terminated by either party, Management Company shall continue to perform its obligations hereunder until the date of termination, and shall within a reasonable time following the date of termination deliver to Professional
Corporation  any and all records and other  matters  belonging  to  Professional
Corporation, and following the date of termination shall have no further obligation to bill for any services rendered by or on behalf of Professional Corporation, but shall continue, during the next one hundred eighty (180) days, to collect and receive any and all Revenues paid on account of services rendered prior to the termination date.

                                   ARTICLE VI
                                     RECORDS
                                     -------

     6.1 Patient Records. Upon termination of this Agreement, Professional Corporation shall retain all patient medical records maintained by Professional Corporation or Management Company in the name of Professional Corporation. Professional Corporation shall, at its option, be entitled to retain copies of financial and accounting records relating to all services performed by Professional Corporation.

     6.2 Records Owned by Management Company. All records relating in any way to the operation of Professional Corporation which are not the property of Professional Corporation under the provisions of this Agreement, shall at all times be the property of Management Company.

     6.3 Access to Records. During the terms of this Agreement, and thereafter, Professional Corporation or its designee shall have reasonable access during normal business hours to its financial records in the custody or under the control of Management Company, including, but not limited to, records of collections, expenses and disbursements as kept by Management Company in performing its obligations under this Agreement.

                                   ARTICLE VII
                             INSURANCE AND INDEMNITY
                             -----------------------

     7.1 Insurance to be Maintained by Professional Corporation. Throughout the term of this Agreement, Professional Corporation shall maintain comprehensive professional liability insurance with limits of not less than $1,000,000 per claim and with aggregate policy limits of not less than $3,000,000 per annum. Such insurance policy and limits shall be in addition to any liability insurance applicable to any physician associated with Professional Corporation. Professional Corporation shall be responsible for all liabilities in excess of the limits of such policies. The Professional Corporation agrees to participate in any state sponsored joint underwriting association or excess liability risk pool to the extent that such may reduce the ultimate liability exposure of the Professional Corporation or any physicians, or as may otherwise be agreed between the parties.

     7.2 Insurance to be Maintained by Management Company. Throughout the term of this Agreement, Management Company shall maintain a policy of professional liability insurance with limits of not less than $1,000,000 per claimant with aggregate policy limits of not less than $3,000,000 per annum covering it in the event that it should be named in a civil action arising out of any professional services provided by Professional Corporation or by any physician associated with Professional Corporation.

     7.3 Indemnification.

          (a) Professional Corporation shall indemnify, hold harmless and defend Management Company, its officers, directors and employees, from and against any and all liability, loss, damage, claim, causes of action, and expenses (including reasonable attorneys' fees), whether or not covered by insurance, caused or asserted to have been caused, directly or indirectly, by or as a result of the performance of medical services or any other acts or omissions by Professional Corporation and its shareholders, agents, employees and subcontractors (other than Management Company) during the term hereof.

          (b) Management Company shall indemnify, hold harmless and defend Professional Corporation, its officers, directors and employees, from and against any and all liability, loss, damage, claim, causes of action, and expenses (including reasonable attorneys' fees), caused or asserted to have been caused, directly or indirectly, by or as a result of the performance of services hereunder or any other acts or omissions by Management Company and its shareholders, agents, employees and contractors (other than Professional Corporation) during the term of this Agreement.

                                  ARTICLE VIII
                              TERM AND TERMINATION
                              --------------------

     8.1 Termination by Professional Corporation. Professional Corporation may terminate this Agreement as follows:

          (a) In the event of a filing of a petition in voluntary bankruptcy or an assignment for the benefit of creditors by Management Company, or upon other action taken or suffered, voluntarily or involuntarily, under any federal or state law for the benefit of debtors by Management Company, except for the filing of a petition in involuntary bankruptcy against Management Company or Parent which is dismissed within sixty (60) days thereafter, Professional Corporation may give notice of the immediate termination of this Agreement.

          (b) In the event (i) Management Company shall materially default in the performance of any duty or obligation imposed upon it by this Agreement and such default shall continue for a period of sixty (60) days after written notice thereof has been given to Management Company by Professional Corporation (or if not reasonably curable within such 60 day period and if Management Company is proceeding reasonably diligently and in good faith and such default is curable, up to 90 days); or (ii) Management Company shall fail to remit expenses of Professional Corporation due as provided hereunder and such failure to remit shall continue for fifteen (15) days after written notice thereof, Professional Corporation may terminate this Agreement.

     8.2 Termination by Management Company. Management Company may terminate this Agreement as follows:

          (a) In the event of a filing of a petition in voluntary bankruptcy or an assignment for the benefit of creditors by Professional Corporation, or upon other action taken or suffered, voluntarily or involuntarily, under any federal or state law for the benefit of debtors by Professional Corporation, except for the filing of a petition in involuntary bankruptcy against Professional Corporation which is dismissed within sixty (60) days thereafter, Management Company may give notice of the immediate termination of this Agreement.

          (b) In the event Professional Corporation shall materially default in the performance of any duty or obligation imposed upon it by this Agreement, and such default shall continue for a period of sixty (60) days after written notice thereof has been given to Professional Corporation by Management Company (or if not reasonably curable within such sixty (60) day period and if Professional Corporation is proceeding diligently and in good faith and such default is curable, up to 90 days), Management Company may terminate this Agreement.

          (c) Management Company may cancel this Agreement without cause upon sixty (60) days written notice to Professional Corporation and Shareholder.

                                   ARTICLE IX
                               GENERAL PROVISIONS
                               ------------------

     9.1 Assignment. Management Company shall have the right to assign its rights hereunder to any person, firm or corporation. Professional Corporation shall have the right to assign its rights and obligations hereunder only with the written consent of Management Company. In addition, Professional Corporation agrees that it will not undertake or initiate any other action that would be substantially equivalent to an assignment, including, but not limited to, entering into any agreement, contract, plan or transaction, or series of transactions to sell a significant portion of its assets, to enter into any plan of reorganization pursuant to which the ownership of Professional Corporation would be materially changed or altered, or to issue any new shares of stock to any individual or other entity legally qualified to hold such stock, without the prior express written consent of Management Company.

     9.2 Whole Agreement; Modification. There are no other agreements or understandings, written or oral, between the parties regarding this Agreement, other than as set forth herein. This Agreement shall not be modified or amended except b a written document executed by both parties to this Agreement.

     9.3 Notices. All notices required or permitted by this Agreement shall be in writing and shall be addressed as follows:

     To Management Company:        COASTAL PHYSICIANS SERVICES OF THE
                                   SOUTHEAST, INC.
                                   2828 Croasdaile Drive
                                   Durham, North Carolina 27705
                                   Attn:  President

     To Professional Corporation:  HALIFAX EMERGENCY PHYSICIAN
                                   ASSOCIATES, P.C.
                                   2828 Croasdaile Drive
                                   Durham, North Carolina 27705
                                   Attn:  President

or to such other address as either party shall notify the other.

     9.4 Binding on Successors. This Agreement shall be binding upon the parties hereto, and their successors, assigns, heirs and beneficiaries.

     9.5 Waiver of Provisions. Any waiver of any terms and conditions hereof must be in writing, and signed by the parties hereto. The waiver of any of the terms and conditions of this Agreement shall not be construed as a waiver of any other terms and conditions hereof.

     9.6 Governing Law. The validity, interpretation and performance of this Agreement shall be governed by and construed in accordance with the laws of the state in which Professional Corporation is incorporated and doing business. The parties acknowledge that Management Company is not authorized or qualified to engage in any activity which may be construed or deemed to constitute the practice of medicine.

     9.7 Severability. The provisions of this Agreement shall be deemed severable and if any portion shall be held invalid, illegal or unenforceable for any reason, the remainder of this Agreement shall be effective and binding upon the parties.

     9.8 Additional Documents. Each of the parties hereto agrees to execute any document or documents that may be requested from time to time by the other party to implement or complete such party's obligations pursuant to this Agreement.

     9.9 Attorneys' Fees. If legal action is commenced by either party to enforce or defend its rights under this Agreement, the prevailing party in such action shall be entitled to recover its costs and reasonable attorneys' fees in addition to any other relief granted.

     9.10 Time is of the Essence. Time is hereby expressly declared to be of the essence in this Agreement.

     9.11 Contract Modifications for Prospective Legal Events. In the event any state or federal laws or regulations, now existing or enacted or promulgated after the effective date of this Agreement, are interpreted by judicial decision, a regulatory agency or legal counsel in such a manner as to indicate that the structure of this Agreement may be in violation of such laws or regulations, Professional Corporation and Management Company shall amend this Agreement as necessary. To the maximum extent possible, any such amendment shall preserve the underlying economic and financial arrangements between Professional Corporation and Management Company.

     9.12 Remedies Cumulative. No remedy set forth in this Agreement or otherwise conferred upon or reserved to any party shall be considered exclusive of any other remedy available to any party, but the same shall be distinct, separate and cumulative and may be exercised from time to time as often as occasion may arise or as may be deemed expedient.

     9.13 No Obligation to Third Parties. None of the obligations and duties of Management Company or Professional Corporation under this Agreement shall in any way or in any manner be deemed to create any obligation of Management Company or of Professional Corporation to, or any rights in, any person or entity not a party to this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                        PROFESSIONAL CORPORATION:

                                        HALIFAX EMERGENCY PHYSICIAN
                                        ASSOCIATES, P.C.,

                                        By:  ___________________________________
                                             Steven M. Scott, M.D., President
ATTEST:

By:  _________________________
     _______________ Secretary

[CORPORATE SEAL]


                                        MANAGEMENT COMPANY

                                        COASTAL PHYSICIANS SERVICES OF THE
                                        SOUTHEAST, INC.

                                        By:  ___________________________________
                                             ______ President
ATTEST:

By:  _________________________
     _______________ Secretary

[CORPORATE SEAL]

                      STOCK TRANSFER RESTRICTION AGREEMENT

                                      AMONG

                  HALIFAX EMERGENCY PHYSICIAN ASSOCIATES, P.C.,

                                       AND

                              STEVEN M. SCOTT, M.D.


                              __________ ____, 199_

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----

1. Restrictions On Shares......................................................2
2. Automatic Transfer of Shares in Certain Events..............................3
3. Other Matters...............................................................5
4. Restrictions on Certificates................................................5
5. Notices.....................................................................5
6. Successors..................................................................6
7. Additional Stockholders.....................................................6
8. Third Party Beneficiary.....................................................6
9. Governing Law...............................................................7
10. Complete Agreement.........................................................7
11. Captions...................................................................7
12. Modification...............................................................7
13. Arbitration................................................................7
14. Confidentiality............................................................7
15. Counterparts...............................................................7

                      STOCK TRANSFER RESTRICTION AGREEMENT
                      ------------------------------------

     THIS AGREEMENT made as of the ____ day of ____________ 199_, by and among HALIFAX EMERGENCY PHYSICIAN ASSOCIATES, P.C., a Virginia professional corporation (the "Corporation"), COASTAL PHYSICIANS SERVICES OF THE SOUTHEAST, INC., a North Carolina corporation (the "Management Company"), and STEVEN M. SCOTT, M.D. (the "Stockholder").

                              W I T N E S S E T H:
                              --------------------

     WHEREAS,  the  Stockholder  is the  owner and  record  holder of all of the
issued  and  outstanding   shares  of  $____  par  value  common  stock  of  the
Corporation; and

     WHEREAS, the Corporation and the Stockholder believe that it is in their best interest and the best interests of the Corporation to restrict the transferability of the stock in the Corporation; and

     WHEREAS, Corporation is a party to a Amended and Restated Service Agreement with Management Company of even date herewith (the "Service Agreement") pursuant to which Management Company has an interest in assuring continuity in the management of Corporation;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties covenant and agree as follows:

     1. Restrictions On Shares. Except as otherwise provided herein, the Stockholder shall not sell, assign, transfer, gift, pledge, hypothecate, encumber or otherwise dispose of, whether voluntarily, involuntarily, by operation of law or otherwise, any shares of the stock of the Corporation which the Stockholder now owns or may hereafter acquire (the "Stock"). In addition, the Stockholder shall not cause the Corporation to authorize, approve or declare any dividend or other distribution with respect to the Stock.

     2. Automatic Transfer of Shares in Certain Events.

          (a) By execution of this Agreement, the Stockholder hereby agrees that all of the shares of Stock of the Corporation held by the Stockholder (or any heir, executor, administrator, personal representative, estate, testamentary beneficiary, donee, trustee in bankruptcy, successor or assignee of the Stockholder) shall be transferred, or deemed transferred, to the Designated Transferee (defined below) without further action by the Stockholder upon the occurrence of any of the following events (each a "Transfer Event"):

               (i) the date of death of the Stockholder;

               (ii) the date the Stockholder is determined by a court of competent jurisdiction to be incompetent, or permanently disabled so as to be unable to render any professional services on behalf of the Corporation;

               (iii)  the  date  the  Stockholder  becomes   disqualified  under
          applicable law to be a shareholder of the Corporation;

               (iv) the date upon which any of the shares of Stock held by the Stockholder are transferred or attempted to be transferred voluntarily, involuntarily by operation of law or otherwise to any person;

               (v) the date of filing any petition for or other document causing
          or  intended  to  cause  a  judicial,  administrative,   voluntary  or
          involuntary dissolution of the Corporation; or

               (vi) the date of receipt by the Corporation of written transfer instructions by Management Company.

          (b) Transfer of Stock. Upon the occurrence of a Transfer Event with respect to the Stockholder, subject to the terms set forth below, all of the Stock of the Corporation held by the Stockholder or his successors and assigns shall be immediately transferred, or deemed transferred, to the Designated Transferee without further action by the Stockholder:

               (i)  The  purchase  price  for  the  Stock   transferred  to  the
          Designated Transferee pursuant to this Section 2 shall be the greater of one dollar ($1.00) or the stated par value of the Stock

               (ii) Payment of the purchase price for the Stock shall be made to the Stockholder in cash or by certified or cashiers check. The time for payment of the purchase price for the Stock hereunder shall be at 10:00 a.m. on the first business day following receipt by the Designated Transferee of notice of such Transfer Event (provided, however, that in the absence of such notice, the Designated Transferee shall, upon becoming aware of any such Transfer Event, promptly notify the Stockholder, the Corporation and Management Company of such Transfer Event and tender to the Stockholder the purchase price for the Stock). The Designated Transferee shall tender the purchase price at the principal office of the Corporation.

               (iii) Notwithstanding anything to the contrary herein, upon the occurrence of a Transfer Event, the Stock will be immediately transferred, or deemed transferred, to the Designated Transferee effective upon the date of such Transfer Event irrespective of the date of payment for such Stock.

          (c)   Definition.   For  purposes  of  this   Agreement,   "Designated
Transferee" shall mean that individual who is designated by Management Company.

          (d) Deposit and Custody of Stock. Management Company hereby acknowledges receipt of stock certificate no. 01 (the "Certificate") of the
Corporation, said Certificate evidencing 1,000.00 shares of the Stock of the Corporation respectively, deposited by the Stockholder upon execution hereof duly endorsed in blank. Management Company agrees to hold said Certificate for the benefit of the Designated Transferee. Upon the occurrence of a Transfer Event, Management Company shall endorse the Certificate to the Clerk of the Corporation for cancellation by the Clerk, registration of the shares represented thereby in the name of the Designated Transferee on the books of the Corporation, and issuance of a new certificate in the name of the Designated Transferee.

          (e) Deliveries by Designated Transferee. Notwithstanding anything herein to the contrary, release by Management Company of a Certificate to the Clerk of the Corporation shall be contingent on Management Company's prior or concurrent receipt of:

               (i) a stock transfer power executed by the Stockholder covering the Stock transferred to the Designated Transferee;

               (ii) issuance by the Corporation of a new stock certificate evidencing the Designated Transferee's ownership of the Stock in the Corporation; and

               (iii) a copy of this Agreement duly executed by the Designated Transferee substituting the Designated Transferee for the Stockholder hereunder.

     3. Other Matters.

          (a) Upon the occurrence of a Transfer Event, the Stockholder shall be disqualified as a stockholder of the Corporation, and shall immediately resign, as President and as any other officer of the Corporation.

          (b) After occurrence of a Transfer Event, the Stockholder, and any person who acquires the Stock, other than the Designated Transferee, shall neither have nor exercise any right or privilege as a stockholder of the Corporation, including any right to receive any unallocated or undistributed dividend.

     4. Restrictions on Certificates. Upon the execution of this Agreement, the Stockholders shall surrender their certificates representing shares of the Stock subject to this Agreement to the Corporation for the purpose of placing notice of the restrictions on transfer occasioned by this Agreement substantially as follows:

     THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS OF A STOCK TRANSFER RESTRICTION AGREEMENT (A COPY OF WHICH IS ON FILE WITH THE CORPORATION AND AVAILABLE WITHOUT CHARGE), AND NO TRANSFER OF THE SHARES REPRESENTED HEREBY OR OF SHARES ISSUED IN EXCHANGE THEREFOR SHALL BE VALID OR EFFECTIVE UNTIL THE TERMS AND CONDITIONS OF SUCH AGREEMENT SHALL HAVE BEEN FULFILLED.

     After such notice has been placed on such certificate, it shall be returned to the Stockholder. All Stock which is subject to this Agreement and which is issued to the Stockholder after the date of this Agreement shall bear the same notice.

     5. Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be addressed to the receiving party's address set forth below or to such other address as a party may designate by notice hereunder, and shall be either (i) delivered by hand, (ii) telexed, telecopied or made by facsimile transmission, (iii) sent by overnight courier, or (iv) sent by certified or registered mail, return receipt requested, postage prepaid.

     If to Corporation:            HALIFAX EMERGENCY PHYSICIAN ASSOCIATES, P.C.,
                                   2828 Croasdaile Drive
                                   Durham, North Carolina 27705

     If to Stockholder             Steven M. Scott, M.D.
                                   2828 Croasdaile Drive
                                   Durham, North Carolina 27705

     If to Management Company:     COASTAL PHYSICIANS SERVICES OF THE
                                   SOUTHEAST, INC.
                                   2828 Croasdaile Drive
                                   Durham, North Carolina 27705

All notices, requests, consents and other communications hereunder shall be deemed to have been given either (i) if by hand, at the time of the delivery thereof to the receiving party at the address of such party set forth above,
(ii) if telexed, telecopied or made by facsimile transmission, at the time that receipt thereof has been acknowledged by electronic confirmation or otherwise,
(iii) if sent by overnight courier, on the next day following the day such mailing is made (or in the case that such mailing is made on Saturday, on the immediately following Monday), or (iv) if sent by certified or registered mail, on the 3rd day following the time of such mailing thereof to such address (or in the case that such 3rd day is a Sunday, on the immediately following Monday).

     6. Successors. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, and their authorized successors or assigns. The rights of any party hereunder may not be assigned without the consent of the remaining parties hereto.

     7. Additional Stockholders. Each holder of any of the capital stock of the Corporation or any rights to acquire capital stock of the Corporation, including any holder of any warrant, option or other security convertible into or exchangeable for capital stock of the Corporation, shall execute a counterpart of this Agreement acknowledging that the restrictions contained herein shall apply to such stock or rights to acquire stock in the Corporation.

     8. Third Party Beneficiary. The parties hereto acknowledge that the Designated Transferee, if and when he or she becomes a Designated Transferee, shall have standing to enforce the provisions of this Agreement.

     9. Governing Law. This Agreement, the rights and obligations hereunder, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of the state in which Corporation is incorporated and doing business.

     10. Complete Agreement. All understandings and agreements heretofore had between the parties hereto with respect to the transactions contemplated hereby are merged into this Agreement, and this Agreement reflects all the understandings of the parties with respect to such transactions.

     11. Captions. The section titles or captions in this Agreement are for convenience of reference only. They shall not be considered to be a part of this Agreement, and they in no way define, limit, extend or describe the scope or intent of any provision hereof.

     12. Modification. This Agreement cannot be modified, extended or amended except by written agreement signed by all of the parties hereto.

     13. Arbitration. Any dispute regarding the meaning and interpretation of this Agreement shall be submitted to arbitration. The parties hereto agree that all disputes arising under this Agreement shall be settled by arbitration in accordance with the rules of the American Arbitration Association in the state in which Corporation is incorporated and doing business (the "Association") then in effect, before a single arbitrator chosen by mutual agreement of the parties or, if the parties are unable to agree on an arbitrator, by the Association. A determination of the dispute by the arbitrator shall be final and binding on the parties to the extent provided by law. The cost of the arbitration, other than attorney's fees and consultancy fees, shall be borne equally by the parties.

     14. Confidentiality. The existence and the terms and conditions of this Agreement are confidential and shall not be disclosed to any third party by any party to this Agreement without the prior written consent of all other parties to this Agreement.

     15. Counterparts. This Agreement may be executed in two or more counterparts and each counterpart, when so executed and delivered shall constitute a complete and original instrument, and it shall not be necessary when making proof of this Agreement or any counterpart thereto to produce or account for any other counterparts.

     IN WITNESS WHEREOF, the parties have executed this Agreement as a sealed instrument on the date first written above.

                                        CORPORATION:


                                        HALIFAX EMERGENCY PHYSICIAN
                                        ASSOCIATES, P.C.,

                                        By:  ___________________________________
                                             Steven M. Scott, M.D., President


                                        MANAGEMENT COMPANY:

                                        COASTAL PHYSICIANS SERVICES OF THE
                                        SOUTHEAST, INC.

                                        By:  ___________________________________
                                                       , ______ President


                                        STOCKHOLDER:

                                        By:  ___________________________________
                                             Steven M. Scott, M.D.,
                                             Individually